Fees Summary	Jun. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	942.37
Total Transaction Valuation	6,823,837.78
Total Offset Amount	(0)
Net Fee	$ 942.37